SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 11, 2002

TECO ENERGY, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-4111

Item 5.    Other Events

See the Press Release dated Nov. 11, 2002, filed as Exhibit 99.1, and incorporated herein by reference, reporting TECO Energy, Inc.’s progress on its plan, credit facilities and bond exchange and responding to investor concerns.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

99.1	Press Release dated Nov. 11, 2002, reporting TECO Energy, Inc.’s progress on its plan, credit facilities and bond exchange and responding to investor concerns.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO Energy, Inc.
(Registrant)

Dated: November 11, 2002	By:	/s/ G. L. GILLETTE
G. L. GILLETTE Senior Vice President—Finance and Chief Financial Officer (Principal Financial Officer)

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INDEX TO EXHIBITS
Exhibit No.	Description of Exhibits

99.1	Press Release dated Nov. 11, 2002, reporting TECO Energy, Inc.’s progress on its plan, credit facilities and bond exchange and responding to investor concerns.

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